SUPPLEMENT DATED AUGUST 11, 2025
TO

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY,  FUTURITY FOCUS II, FUTURITY SELECT FOUR, FUTURITY ACCOLADE,
 FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM AND FUTURITY SELECT SEVEN

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Templeton Growth VIP Fund (the “Fund”) that is available as an investment option under your Contract. Effective August 1, 2025, Templeton Asset Management Ltd.  no longer serves as sub-advisor of the Fund.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE